SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2015 (July 8, 2015)

HDS INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9272 Olive Boulevard
St. Louis, MO  63132
(Address of principal executive offices)

(401) 400-0028
(Registrant's Telephone Number)

10 Dorrance St., Suite #700, Providence, RI  02003
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

We announced today that we will increase our direct sales efforts tenfold in July. We started selling SirenGPS emergency management software solutions May 1, 2015 under license from privately-held SirenGPS. In the first 60 days of sales, we refined our sales process and acquired our first reference clients through direct marketing. We will now scale that process by a factor of ten, enabling direct sales to prospects across the United States.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HDS International Corp.

Date:	July 8, 2015	By:	PAUL RAUNER
		Name:	Paul Rauner
		Title:	President